EXHIBIT 99.3



               ADMINISTRATION AGREEMENT dated as of November 1, 2001 among WELLS FARGO STUDENT LOAN TRUST 2001-1, a Delaware trust (the "Issuer"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator"), and JPMORGAN CHASE BANK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                                  WITNESSETH

          WHEREAS, the Issuer was formed pursuant to the Trust Agreement dated as of November 1, 2001 (the "Trust Agreement") between Wells Fargo Student Loans Receivables I, LLC, as depositor, and Bank One, National Association ("Bank One"), as eligible lender trustee (the "Eligible Lender Trustee") and is issuing the Class A-1 Floating Rate Asset-Backed Senior Notes (the "Class A-1 Notes"), the Class A-2 Floating Rate Asset-Backed Senior Notes (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Senior Notes") and the Class B Floating Rate Asset-Backed Subordinate Notes (the "Subordinate Notes" and, together with the Senior Notes, the "Notes") pursuant to the Indenture dated as of November 1, 2001 (the "Indenture"), between the Issuer and the Indenture Trustee, (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A hereto, which also contains rules of usage and construction that shall be applicable herein); and

          WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes, including the Basic Documents; and

          WHEREAS, pursuant to the Basic Documents, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with the Notes and the Collateral therefor pledged pursuant to the Indenture; and

          WHEREAS, the Issuer and the Eligible Lender Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Eligible Lender Trustee may from time to time request; and

          WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Section 1. Representations of the Administrator. The Administrator makes the following representations on which the Issuer, the Eligible Lender Trustee and the Swap Counterparty are deemed to have relied. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Organization and Good Standing. The Administrator is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) Power and Authority of the Administrator. The Administrator has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Administrator, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

          (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Administrator, or any material indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

          (e) No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents to which the Administrator is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or (iv) seeking to affect adversely the federal or state income tax attributes of the Issuer or the Notes.


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          (f) All Consents. All authorizations, consents, licenses, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of its duties as contemplated by this Agreement have in each case been duly obtained, effected or given and are in full force and effect.

          Section 2. Duties of the Administrator.

          (a) Duties with Respect to the Basic Documents. The Administrator shall perform all its duties as Administrator and the duties of the Issuer under the Basic Documents. In addition, the Administrator shall consult with the Eligible Lender Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Basic Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Basic Documents. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters (references below in this subsection (a) being to sections of the Indenture):

          (A) the duty to cause the Note Registrar to keep the Note Register and to give the Indenture Trustee prompt notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

          (B) the fixing or causing to be fixed of any specified record date and the timely notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

          (C) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

          (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

          (E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents, if any, required for a transfer of the Subordinate Notes (Section 2.04);


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          (F) the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of the Notes (Section 3.02);

          (G) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

          (H) the direction to the Paying Agents to deposit moneys with the Indenture Trustee (Section 3.03);

          (I) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

          (J) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

          (K) the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

          (L) the identification to the Indenture Trustee in an Officers' Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

          (M) the notification of the Indenture Trustee and the Rating Agencies of any Servicer Default pursuant to the Servicing Agreement of which a Responsible Officer of the Administrator has knowledge and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

          (N) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

          (O) the prompt delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default, any Default under Section 5.01(iii) of the Indenture and each default by the Servicer under the Servicing Agreement or by the Seller under the Loan Sale Agreement of which a Responsible Officer of the Administrator has knowledge (Section 3.18);


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          (P) the monitoring of the Issuer's obligations as to the
     satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

          (Q) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

          (R) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

          (S) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

          (T) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries to the Noteholders (Section 7.03);

          (U) the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

          (V) the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

          (W) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders, each Rating Agency and the Swap Counterparty of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

          (X) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.06);


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          (Y) the notification of Noteholders and the Swap Counterparty of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

          (Z) the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

          (AA) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

          (BB) the preparation and timely delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

          (CC) the recording of the Indenture, if applicable (Section 11.14);

          (DD) the duty to obtain a new servicer as Successor Servicer and to enter into an agreement with such Successor Servicer (Section 3.07(e));

          (EE) the notification of the termination of the Servicer and the appointment of a Successor Servicer (Section 3.07(f));

          (FF) the duty to cause the Servicer to comply with the Servicing Agreement (Section 3.14); and

          (GG) the delivery of all documents and opinions to be provided by the Issuer under Part 3 of the Swap Agreement, performing all obligations of the Issuer under Part 5(b) of the Swap Agreement, and providing all notices and consents required by the Issuer under the Swap Agreement.

     The Issuer hereby appoints the Administrator as the initial Paying Agent.

          (b) Duties with Respect to the Issuer. (i) In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. In furtherance thereof, the Eligible Lender Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of


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the Eligible Lender Trustee and the Issuer for the purpose of executing on behalf of the Eligible Lender Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 9 of this Agreement, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator. Upon the request of the Administrator, the Servicer shall perform any of the obligations of the Administrator set forth in this Section 2(b)(i) that the Administrator would otherwise be required to perform from time to time.

          Prior to each Determination Date immediately preceding a Quarterly Payment Date, the Administrator shall determine, the Class A-1 Note Rate, the Class A-2 Note Rate and the Subordinate Note Rate that will be applicable to the Quarterly Payment Date following such Determination Date. In connection therewith, the Administrator shall calculate Three-Month LIBOR, the Class A-1 Note Rate, the Class A-2 Note Rate and the Subordinate Note Rate in accordance with the respective definitions thereof.

          (ii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for the performance of the duties of the Eligible Lender Trustee set forth in Section
5.02 of the Trust Agreement with respect to, among other things, any tax information or accounting report required to be distributed to Note Owners.

          (iii) The Administrator shall perform the duties of the Administrator specified in Sections 10.02 and 10.03 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee and the appointment of a successor Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents, including those under Section 6.08 of the Indenture.

          (iv) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty as soon as practicable after the Administrator has received notice thereof.

          (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer or the Noteholders than would be available from unaffiliated parties.

          (c) Establishment and Maintenance of Trust Accounts.


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          (i) The Administrator, for the benefit of the Issuer, shall establish and maintain an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Noteholders (the "Collection Account").

          (ii) The Administrator shall establish and maintain an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Noteholders (the "Reserve Account"). In the event the entire amount outstanding under the Demand Note is drawn on pursuant to Section 2(e)(vi) hereof, the Administrator shall establish and maintain an Eligible Deposit Account in the name of the Indenture Trustee for the benefit of the Noteholders (the "Demand Note Account").

          (iii) The Administrator, for the benefit of the Noteholders, if there are funds to be deposited in a prefunding account, shall establish and maintain an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Noteholders (the "Prefunding Account").

          (iv) The Trust Accounts will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Administrator. Funds on deposit in the Collection Account, the Reserve Account, the Demand Note Account and the Prefunding Account (collectively, the "Trust Accounts") shall be invested by the Administrator (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Servicer; provided, however, it is understood and agreed that the Administrator shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Noteholders; provided, however, that on the Business Day preceding each Monthly Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein (other than with respect to any amounts on deposit in the Demand Note Account) shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Monthly Available Funds for each Monthly Payment Date that is not a Quarterly Payment Date, and a portion of the Available Funds for each Quarterly Payment Date. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that funds sufficient to pay the Servicing Fee (and all other amounts payable on a Quarterly Payment Date) will be available in the Collection Account on the Business Day preceding each Monthly Payment Date that is not a Quarterly Payment Date, so that funds on deposit in the Prefunding Account that are required, in the judgment and at the discretion of the Servicer, to make Additional Fundings during the Funding Period will be available for such purpose and so that the remaining such funds will be available at the close of business on the Business Day preceding each Quarterly Payment Date. Any investment income (net of losses and investment expenses) on any amounts on deposit in the Demand Note Account shall be remitted on each Quarterly Payment Date to the Demand Note Provider.

         (v) (A) The Indenture Trustee, on behalf of the Noteholders, shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and

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income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

          (B) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

               (1) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the next to the last sentence of clause (v)(A) above; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

               (2) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery";

               (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery"; and

               (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery".

          (C) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Eligible Lender Trustee to carry out their respective duties under the Servicing Agreement and the Trust Agreement, permitting the Indenture Trustee to carry out its duties under the Indenture and withdrawing any amounts deposited in error into such accounts.

          (vi) On each Determination Date, the Servicer shall calculate all amounts required to determine the amounts to be deposited in the Collection Account and the other Trust


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Accounts and the amounts to be distributed therefrom on the related Monthly
Payment Date, Quarterly Payment Date or other dates from which amounts therein are to be distributed.

          (d) Withdrawals from the Collection Account. The Servicer shall instruct the Administrator, on behalf of the Indenture Trustee, in writing (based, in the case of clauses (iv) and (v) below, on the information contained in the Servicer's report delivered with respect to the applicable Determination Date pursuant to Section 3.07 of the Servicing Agreement) to make withdrawals from amounts deposited in the Collection Account at the following times and for the following purposes, and the Administrator shall comply with such instructions:

          (i) Reserved.

          (ii) from time to time during each Collection Period to pay the Department any Consolidation Fees due and payable to the Department, to the extent such Consolidation Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments;

          (iii)

          (A) on each Add-on Consolidation Loan Funding Date after the Funding Period, to prepay in full any Add-on Consolidation Loan pursuant to
     Section 6.07 of the Trust Agreement; provided, however, that the amount paid to prepay any Add-on Consolidation Loan on any date since the preceding Quarterly Payment Date shall not exceed the Net Principal Cash Flow Amount for such date minus the aggregate Loan Purchase Amount remitted for the purchase of Serial Loans on each Transfer Date since the preceding Quarterly Payment Date after the Funding Period pursuant to
     Section 2(d)(iii)(B); and

          (B) on each Transfer Date after the Funding Period and on or prior to October 30, 2003, to pay to the Depositor, pursuant to Section 2.02 of the Loan Sale Agreement, the aggregate Loan Purchase Amount for Serial Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date; provided that the amount paid to the Seller for the purchase of Serial Loans on such Transfer Date plus the amount of funds remitted for the purchase of Serial Loans on each Transfer Date since the preceding Quarterly Payment Date on any Transfer Date after the Funding Period shall not exceed the Net Principal Cash Flow Amount for such Transfer Date minus the sum of (i) all amounts paid since the last Quarterly Payment Date pursuant to Section 2(d)(iii)(A) to prepay any Add-on Consolidation Loan not held by the Issuer and (ii) all amounts which the Administrator reasonably estimates will be required to prepay Add-on Consolidation Loans pursuant to Section 2(d)(iii)(A) during the remainder of the Collection Period;

          (iv) on each Monthly Payment Date that is not a Quarterly Payment Date, to pay to the Servicer, the Servicing Fee with respect to the preceding calendar month and all unpaid Servicing Fees from prior months by 11:00 a.m. (New York time), to the extent of Monthly Available Funds for such Monthly Payment Date in the Collection Account.


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          (v) on each Quarterly Payment Date, to make the following deposits and distributions to the Persons or the account specified below by 11:00 a.m. (New York time), to the extent of Available Funds for such Quarterly Payment Date in the Collection Account, in the following order of priority:

          (A) to the Servicer, the Servicing Fee with respect to the preceding calendar month and all unpaid Servicing Fees from prior months;

          (B) to the Administrator, from the amount of the Available Funds remaining after the application of clause (A), the Administration Fee with respect to the preceding Collection Period and all unpaid Administration Fees from prior Collection Periods;

          (C) to the Swap Counterparty, from the amount of Available Funds remaining after the application of clauses (A) and (B), the Swap Fee with respect to the preceding Collection Period and all unpaid Swap Fees from prior Collection Periods;

          (D) to the Indenture Trustee for distribution pursuant to Section 8.02(c) of the Indenture, in the following order of priority, from the amount of the Available Funds remaining after the application of clauses
     (A) through (C): (i) the Class A-1 Noteholders' Interest Distribution Amount and the Class A-2 Noteholders' Interest Distribution Amount, pro rata, based on the ratio of each such amount to the total of such amounts; (ii) the Subordinate Noteholders' Interest Distribution Amount;
     (iii) the Senior Noteholders' Principal Distribution Amount; and (iv) the Subordinate Noteholders' Principal Distribution Amount, each with respect to such Quarterly Payment Date; and

          (E) to the Reserve Account, the amount of Available Funds remaining after the application of clauses (A) through (D).

          Except in the case of amounts deposited into the Reserve Account pursuant to clause (v)(E) of this Section 2(d), amounts properly calculated, reported and withdrawn from the Collection Account and properly distributed pursuant to this Section 2(d) in accordance with the terms hereof shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Persons to whom such amounts are distributed shall in no event be required to refund any such distributed amounts.

          (e) Reserve Account and Demand Note.

          (i) The Depositor shall deposit the Reserve Account Initial Deposit into the Reserve Account as required by Section 2.01(c) of the Loan Sale Agreement.

          (ii) With respect to any amount in the Reserve Account on any Quarterly Payment Date (after giving effect to all deposits thereto on such Quarterly Payment Date and to all withdrawals therefrom necessary to make the distributions required to be made from the Available Funds on such Quarterly Payment Date) in excess of the Specified Reserve Account Balance for such Quarterly Payment Date (the "Reserve Account Excess"), the Servicer shall


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instruct the Administrator, on behalf of the Indenture Trustee, to apply such
Reserve Account Excess to the following (in the priority indicated): (i) if such Quarterly Payment Date is on or prior to the Parity Date (after application of all other amounts paid to the Noteholders on such Quarterly Payment Date, including the application of funds in the Prefunding Account), to pay to the Indenture Trustee for distribution to Noteholders pursuant to
Section 8.02(d) of the Indenture an amount equal to the lesser of (x) the remaining amount of such excess and (y) the amount by which the aggregate principal amount of the Notes, after giving effect to all other distributions in respect of principal of the Notes on such Quarterly Payment Date, exceeds the sum of the Pool Balance plus the amount on deposit in the Prefunding Account as of the close of business on the last day of the related Collection Period and plus the amount on deposit in the Reserve Account (up to an amount equal to the Specified Reserve Account Balance) as of such Quarterly Payment Date; (ii) to the Swap Counterparty, all amounts other than the Swap Fee and any overdue Swap Fees that are then due and payable to the Swap Counterparty under the Swap Agreement; (iii) to reimburse the Demand Note Provider in respect of any unreimbursed draws made on the Demand Note, or if the Demand Note has been drawn on pursuant to Section 2(e)(vi), to deposit such reimbursement amount in the Demand Note Account; (iv) to pay to the Indenture Trustee for distribution to Noteholders pursuant to Section 8.02(d) of the Indenture an amount equal to the lesser of (x) the remaining amount of such excess and (y) the amount that, when paid as principal of the Notes, will cause (I) the sum of the Pool Balance plus the amount on deposit in the Prefunding Account as of the close of business on the last day of the related Collection Period and plus the amount on deposit in the Reserve Account (up to an amount equal to the Specified Reserve Account Balance) as of such Quarterly Payment Date to equal (II) 100.50% of the aggregate principal amount of the Notes, after giving effect to all other distributions in respect of principal of the Notes on such Quarterly Payment Date; and (v) any remaining amount of such excess, after application of clauses (i) through (iv) above will be released to the Depositor. Amounts properly calculated, reported and distributed pursuant to this Section 2(e)(ii) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller and the Depositor shall in no event thereafter be required to refund any such distributed amounts.

          (iii) Following the payment in full of the aggregate outstanding principal amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture to Noteholders, the Seller, the Servicer or the Administrator and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the Depositor. The Depositor shall in no event be required to refund any amounts properly calculated, reported and distributed pursuant to this Section 2(e)(iii).

          (iv)

          (A) In the event that the Servicing Fee plus any overdue Servicing Fees for any Monthly Payment Date exceeds the amount distributed to the Servicer pursuant to Sections 2(d)(iv) or 2(d)(v)(A) on such Monthly Payment Date, the Servicer shall instruct the Administrator, on behalf of the Indenture Trustee, to withdraw from the Reserve Account (or to the extent the amount in the Reserve Account has been or is thereby reduced to zero and such date is on or prior to the Demand Note Expiration Date, shall instruct the Indenture Trustee to draw on the Demand Note or, if a draw on the Demand Note had been made pursuant to
     Section 2(e)(vi), shall instruct the Administrator to withdraw from the Demand Note Account) on such Monthly Payment Date an amount equal (in the aggregate) to such excess and to distribute such amount to the Servicer.

          (B) For any Quarterly Payment Date, in the event that the Administration Fee plus any overdue Administration Fees for such Quarterly Payment Date exceeds the amount distributed to the Administrator pursuant to Section 2(d)(v)(B) on such Quarterly Payment Date, the Servicer shall instruct the Administrator, on behalf of the Indenture Trustee, to withdraw from the Reserve Account (or to the extent the amount in the Reserve Account has been or is thereby reduced to zero and such date is on or prior to the Demand Note Expiration Date, shall instruct the Indenture Trustee to draw on the Demand Note or, if a draw on the Demand Note had been made pursuant to Section 2(e)(vi), shall instruct the Administrator to withdraw from the Demand Note Account) on such Quarterly Payment Date an amount equal (in the aggregate) to such excess, to the extent of funds available for such withdrawal or draw after giving effect to paragraph (iv)(A) above, and to distribute such amount to the Administrator.

          (C) For any Quarterly Payment Date, in the event that the Swap Fee plus any overdue Swap Fees for such Quarterly Payment Date exceeds the amount distributed to the Swap Counterparty pursuant to Section 2(d)(v)(C) on such Quarterly Payment Date, the Servicer shall instruct the Administrator, on behalf of the Indenture Trustee, to withdraw from the Reserve Account (or to the extent the amount in the Reserve Account has been (or is thereby) reduced to zero and such date is on or prior to the Demand Note Expiration Date, shall instruct the Indenture Trustee to draw on the Demand Note or, if a draw on the Demand Note had been made pursuant to Section 2(e)(vi), shall instruct the Administrator to withdraw from the Demand Note Account) on such Quarterly Payment Date an amount equal (in the aggregate) to such excess, to the extent of funds available for such withdrawal or draw after giving effect to paragraphs
     (iv)(A) and (iv)(B) above, and to distribute such amount to the Swap Counterparty.

          (D) For any Quarterly Payment Date, in the event that (x) the Noteholders' Interest Distribution Amount for such Quarterly Payment Date plus, on the Final Maturity Date for any Class of Notes, the outstanding principal balance of such Class of Notes immediately prior to such Quarterly Payment Date, exceeds (y) the amount distributed to the Indenture Trustee for distribution to the Noteholders pursuant to Section 2(d)(v)(D) on such Quarterly Payment Date, the Servicer shall instruct the Administrator, on behalf of the Indenture Trustee, to withdraw from the Reserve Account (or to the extent the amount in the Reserve Account has been (or is thereby) reduced to zero and such date is on or prior to the Demand Note Expiration Date, shall instruct the Indenture Trustee to draw on the Demand Note or, if a draw on the Demand Note had been made pursuant to Section 2(e)(vi), shall instruct the Administrator to withdraw from the Demand Note Account) on such Quarterly Payment Date an amount equal (in the aggregate) to such excess, to the extent of funds available for such withdrawal or draw after giving effect to paragraphs (iv)(A), (iv)(B) and
     (iv) (C) above, and to distribute such amount as required by Section 2(d)(v)(D) on such Quarterly Payment Date.

          (v) On the Closing Date, the Depositor has Granted the Demand Note to the Indenture Trustee pursuant to the Indenture.

          (vi) If, prior to the Demand Note Expiration Date, (A) the short-term unsecured debt rating of the Demand Note Provider (or its implied short-term unsecured debt rating based on the ratings assigned to an affiliate of the Demand Note Provider) falls below "A-1" by S&P, "P-1" by Moody's or "F-1" by Fitch or if the Demand Note Provider's long-term unsecured debt rating (or its implied long-term unsecured debt rating based on the ratings assigned to an affiliate of the Demand Note Provider) falls below "A-" by S&P, "A2" by Moody's or "A" by Fitch and
     (B) within 30 days of the withdrawal or reduction, each Rating Agency that has withdrawn or reduced such rating has not confirmed the ratings assigned by it to the Notes on the Closing Date, then the Servicer shall instruct the Indenture Trustee to demand payment of the entire undrawn amount of the Demand Note and deposit that amount into the Demand Note Account. On the Demand Note Expiration Date, all amounts on deposit in the Demand Note Account, after giving effect to any withdrawals therefrom pursuant to Section 2(e)(iv) on such date, will be paid over to the Demand Note Provider free and clear.

          (vii) As the close of business on the Demand Note Expiration Date, the Demand Note shall be surrendered to the Demand Note Provider for cancellation.

          (f) Prefunding Account.

          (i) During the Funding Period, the Servicer shall instruct the Administrator, on behalf of the Indenture Trustee, in writing to withdraw from the Prefunding Account, in each case to the extent of the funds on deposit therein (A) on each Transfer Date, an amount equal to the Loan Purchase Amount for the Serial Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section
2.02 of the Loan Sale Agreement with respect to such transfer, (B) when and as requested by the Eligible Lender Trustee, in order to facilitate its origination of Consolidation Loans, to transfer to the order of the Eligible Lender Trustee an amount, sufficient to prepay in full any Student Loan that is to be consolidated through such origination with one or more Financed Student Loans, and (C) when and as requested by the Eligible Lender Trustee, in order to facilitate its funding of the addition of the principal balance of any Add-on Consolidation Loan to the principal balance of a Consolidation Loan, an amount sufficient to prepay in full such Add-on Consolidation Loan.

          (ii) On the Quarterly Payment Date on or next occurring after the termination of the Funding Period, the Servicer shall instruct the Administrator on behalf of the Indenture Trustee, to withdraw from the Prefunding Account on such Quarterly Payment Date an amount equal to the entire remaining amount on deposit in such account and to distribute such amount pursuant to Section 8.02(e) of the Indenture.

          (iii) On the Closing Date, the Seller shall deposit the Prefunding Account Closing Date Deposit into the Prefunding Account as required by
Section 2.01(c) of the Loan Sale Agreement.

          (g) Statements to Noteholders.

          (i) On each Determination Date preceding a Quarterly Payment Date, the Servicer shall provide to the Administrator, the Indenture Trustee, the Swap Counterparty (with a copy to the Rating Agencies) for the Administrator to forward on such succeeding Quarterly Payment Date to each Noteholder of record a statement substantially in the form of Exhibit B setting forth at least the following information as to the Notes:

          (A) the amount of such distribution allocable to principal of the Notes, the amount thereof distributable as principal of the Class A-1 Notes, the Class A-2 Notes and the Subordinate Notes, and the amount thereof attributable to the Principal Distribution Amount and the amount thereof attributable to Reserve Account Excess;

          (B) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Class A-1 Notes;

          (C) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Class A-2 Notes;

          (D) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Subordinate Notes;

          (E) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (A) above;

          (F) the aggregate outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Subordinate Notes, the Class A-1 Note Pool Factor, the Class A-2 Note Pool Factor and the Subordinate Note Pool Factor as of such Quarterly Payment Date, after giving effect to payments allocated to principal reported under clause (A) above;

          (G) the Note Rate applicable with respect to each distribution referred to in clauses (B), (C) and (D) above;

          (H) the amount of the Servicing Fee paid to the Servicer on such Quarterly Payment Date and on each Monthly Payment Date following the immediately preceding Quarterly Payment Date including a breakdown of the components of the Servicing Fee attributable to each of the items specified in Section 3.06 of the Servicing Agreement and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date;

          (I) the amount of the Administration Fee paid to the Administrator on such Quarterly Payment Date;

          (J) the amount of the Swap Fee paid to the Swap Counterparty on such Quarterly Payment Date and the amount of any other payments made to the Swap Counterparty on such Quarterly Payment Date;

          (K) the amount of the aggregate Realized Losses, if any, for such Collection Period and the balance of Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

          (L) the balance of the Reserve Account on such Quarterly Payment Date, after giving effect to changes therein on such Quarterly Payment Date and indicating whether on such Quarterly Payment Date or any Monthly Payment Date since the preceding Quarterly Payment Date any withdrawal was made therefrom pursuant to Section 2(e)(iv), the amount of each such withdrawal and the purpose(s) pursuant to Section 2(e)(iv) for each such withdrawal;

          (M) for each Quarterly Payment Date on or prior to the expiration of the Demand Note, either (i) the balance of the Demand Note on such Quarterly Payment Date, after giving effect to draws or repayments thereon on such Quarterly Payment Date and indicating whether on such Quarterly Payment Date or any Monthly Payment Date since the preceding Quarterly Payment Date any draw was made thereon pursuant to Section 2(e)(iv), the amount of each such draw and the purpose(s) pursuant to
     Section 2(e)(iv) for each such draw, or (ii) if a draw has been made on the Demand Note pursuant to Section 2(e)(vi), the balance of the Demand Note Account on such Quarterly Payment Date, after giving effect to changes therein on such Quarterly Payment Date and indicating whether on such Quarterly Payment Date or any Monthly Payment Date since the preceding Quarterly Payment Date any withdrawal was made therefrom pursuant to Section 2(e)(iv), the amount of each such withdrawal and the purpose(s) pursuant to Section 2(e)(iv) for each such withdrawal;

          (N) for Quarterly Payment Dates during the Funding Period, the amount on deposit in the Prefunding Account as of the last day of the related Collection Period and indicating the amount of withdrawals therefrom during such Collection Period pursuant each of clauses (A), (B) and (C) of Section 2(f)(i);

          (O) for the Quarterly Payment Date on or immediately following the end of the Funding Period, the amount remaining on deposit in the Prefunding Account that has not been used to make Additional Fundings;

          (P) (i) the principal balance and number of Consolidation Loans originated on behalf of the Issuer during the related Collection Period,
     (ii) the principal balance and number of Add-on Consolidation Loans the principal balances of which have been added to the Trust during the related Collection Period and (iii) the amount withdrawn from the

     Prefunding Account to prepay Student Loans not held by the Issuer that were consolidated through such origination (or addition, in the case of Add-on Consolidation Loans) with one or more Financed Student Loans during such Collection Period;

          (Q) the principal balance and number of Serial Loans conveyed to the Issuer during the related Collection Period, the aggregate Loan Purchase Amounts thereof; and

          (R) the number and principal balance of Financed Student Loans, as of the end of the related Collection Period, that are In-School, Grace, Repayment, Deferral, Forbearance or Consolidation Loans as of the end of the related Collection Period, and a breakdown by number and principal balance of Financed Student Loans, by school type, interest rate and loan program.

Each amount set forth pursuant to clauses (A), (B), (C) and (D) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note. A copy of the statements referred to above may be obtained by any Note Owner by a written request to the Indenture Trustee addressed to the Corporate Trust Office. The Administrator shall be under no obligations to verify, recalculate or recompute the information it receives pursuant to this Section 2(g).

          (h) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee of the proposed action and the Eligible Lender Trustee shall have consented to it. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

          (i) the amendment of or any supplement to the Indenture;

          (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

          (iii) the amendment, change or modification of the Basic Documents;

          (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

          (v) the removal of the Indenture Trustee;

          (vi) the involvement in any lawsuit or other legal action against the Indenture Trustee, including without limitation, consenting to the settlement of any third party claim by the Indenture Trustee;

          (vii) any actions related to the removal of the Eligible Lender
Trustee;

          (viii) any non-ministerial action that the Issuer is entitled but not obligated to take under the Basic Documents;

          (ix) the preparation or delivery of any compliance certificate, officers' certificate or opinion of counsel on behalf of the Issuer that is to be delivered to the Indenture Trustee or upon which the Indenture Trustee is to rely;

          (x) the payment of any taxes of the Issuer or the Eligible Lender Trustee including any amounts necessary to maintain its existence as a business trust;

          (xi) the making of any representations or warranties or covenants of the Issuer or Eligible Lender Trustee;

          (xii) any non-ministerial action related to any economic or substantive right of interest of the Issuer or the Eligible Lender Trustee;

          (xiii) the advance of funds for the purpose of allowing the Indenture Trustee to make required payments on the Notes; and

          (xiv) the recording of the Indenture, if required, pursuant to
Section 11.14 of the Indenture.

     Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Eligible Lender Trustee directs in writing that the Administrator not to take on its behalf or on behalf of the Issuer.

          (i) Swap Termination. In the event of a termination of a Swap Agreement that requires the Trust to make a termination payment to the Swap Counterparty, such termination payment shall be paid in the same order of priority as the Swap Fee in Section 2(d)(v) and to the extent it exceeds the amount of the Swap Fee for the related Quarterly Payment Date, the remainder shall be paid pursuant to Section 2(e)(iv)(B); provided, however, that in the event that the Trust is required to make a termination payment to a Swap Counterparty as a result of (i) an Event of Default (as such term is defined in the Swap Agreement) where the Swap Counterparty is the Defaulting Party (as such term is defined in the Swap Agreement) or (ii) a Termination Event (as such term is defined in the Swap Agreement), such termination payment will be subordinate in priority to the right of the Class A Noteholders to receive the Class A Noteholders' Distribution Amount and to the Subordinate Noteholders to receive the Subordinate Noteholders' Distribution Amount and, if necessary, to the reinstatement of the balance of the Reserve Account up to the Specified Reserve Account Balance. In the event of a termination of a Swap Agreement that requires the Trust to make a termination payment to the applicable Swap Counterparty except as described in the proviso above, the Administrator promptly shall notify the Rating Agencies of such requirement and, within thirty (30) days of such termination payment, shall provide to the Rating Agencies cash flows and such other financial information with respect to the Trust as the Rating Agencies may reasonably request.

          Section 3. Annual Statement as to Compliance.

          (a) The Administrator shall deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee, on or before March 31 of each year beginning 2003, an Officers' Certificate of the Administrator dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Administrator during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Administrator has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officer's Certificate and each report referred to in
Section 4 to the Rating Agencies. A copy of such Officers' Certificate and each report referred to in Section 4 may be obtained by any Noteholder or Note Owner by a request in writing to the Indenture Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Indenture Trustee that such Person is one of the foregoing parties.

          (b) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 12.

          Section 4. [Reserved.]

          Section 5. Administrator Expenses. The Administrator shall be required to pay all and customary ordinary out-of-pocket expenses incurred by it in connection with its activities hereunder, including expenses incurred in connection with distributions and reports to the Noteholders. Any other amounts representing expenses incurred by the Administrator in connection with its activities hereunder shall be reimbursed to the Administrator by the Servicer at the Administrator's request.

          Section 6. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

          Section 7. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to the Administration Fee payable monthly in arrears on each Quarterly Payment Date which shall be solely an obligation of the Issuer and payable solely as provided herein.

          Section 8. Additional Information to Be Furnished. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

          Section 9. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

          Section 10. No Joint Venture. Nothing contained in this Agreement
(i) shall constitute the Administrator and either the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          Section 11. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

          Section 12. Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

          (a) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by a Responsible Officer of the Administrator; or

          (b) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement or any Basic Documents, which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continues unremedied for a period of 30 days after the date of discovery of such failure by a Responsible Officer of the Administrator or on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders, representing not less than 25% of the Outstanding Amount of the Notes; or

          (c) an Insolvency Event occurs with respect to the Administrator; or

          (d) any representation or warranty made by the Administrator hereunder or under any Basic Document, or in any certificate furnished hereunder or under any Basic Document, shall prove to be untrue or incomplete in any material respect;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the Noteholders evidencing not less than 75% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders), may terminate all the rights and obligations (other than the obligations set forth in Section 24 hereof) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 13; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees and expenses) incurred in connection with such transfer of responsibilities and amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

          Section 13. Appointment of Successor.

          (a) Upon receipt by the Administrator of notice of termination pursuant to Section 12, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until a successor Administrator has accepted and assumed the responsibilities of the Administrator and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Administrator shall become legally unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination hereunder of the Administrator, the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee (with prior written notice to the Swap Counterparty) shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, as the successor to the Administrator under this Agreement and the Administration Agreement, any established institution the regular business of which shall include the servicing of student loans.

          (b) Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator) shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration Fee unless the Swap Counterparty gives its prior written consent and such compensation arrangements will not result in a downgrading of the Class A-1 Notes, the Class A-2 Notes or the Subordinate Notes by any Rating Agency), and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

          Section 14. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Administrator pursuant to Section 12 or 13, the Indenture Trustee shall give prompt written notice thereof to Noteholders, the Swap Counterparty and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

          Section 15. Waiver of Past Defaults. The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Noteholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement to the extent provided in such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

          Section 16. Notices. Any notice, report or other communication given hereunder shall be in writing (or in the form of facsimile notice, followed by written notice) and addressed as follows:

          (a) if to the Issuer, to

          Wells Fargo Student Loan Trust 2001-1
          c/o Wells Fargo Bank Minnesota, National Association
          Sixth and Marquette Avenue.
          Minneapolis, MN 55479
          Attention: Asset Backed Administration
          Telephone: (612) 667-8058
          Telecopy: (612) 667-3464

          with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee

          (b) if to the Eligible Lender Trustee, to

          Bank One, National Association
          One Bank One Plaza, Suite IL1-0129
          Chicago, IL 60670-129
          Attention: Sharon McGrath
          Telephone: (404) 496-1960
          Facsimile: (402) 496-2014

          (c) if to the Administrator, to
          Wells Fargo Bank Minnesota, National Association
          Sixth and Marquette Avenue
          MAC N9311-161
          Minneapolis, MN 55479
          Attention: Asset Backed Administration
          Telephone: (612) 667-8058
          Telecopy: (612) 667-3539

          (d) if to the Indenture Trustee, to
          JPMorgan Chase Bank
          450 West 33rd Street, 14th Floor
          New York, NY 10001
          Attention:  Corporate Trust and Agency Group,
          Structured Finance Team
          Telephone: (212) 946-3881
          Facsimile: (212) 946-8302

          (e) if to the Swap Counterparty, to the address specified in the Swap Agreement or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

          Section 17. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the prior written consent of the Eligible Lender Trustee and the Swap Counterparty, but without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Eligible Lender Trustee, materially and adversely affect the interest of any Noteholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the prior written consent of the Eligible Lender Trustee, the Swap Counterparty and the Noteholders of at least a majority in the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to the Financed Student Loans or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Noteholders which are required to consent to any such amendment, without the consent of all Outstanding Noteholders. Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

          Section 18. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 13, 25 or 27 of this Agreement concerning the resignation of the Administrator, this Agreement may not be assigned by the Administrator.

          Section 19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 20. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          Section 21. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

          Section 22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 23. Not Applicable to Wells Fargo Bank Minnesota, National Association in Other Capacities. Nothing in this Agreement shall affect any obligation Wells Fargo Bank Minnesota, National Association may have in any other capacity under the Basic Documents.

          Section 24. Liability of Administrator. (a) Neither the Administrator nor any of the directors, officers, employees or agents of the Administrator in its capacity as Administrator shall be under any liability to the Issuer, the Indenture Trustee, any other party to any Basic Document or any other Person for taking any action, or for refraining from the taking of any action, in good faith in its capacity as Administrator pursuant to this Agreement or any other Basic Document.

          (b) The Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Administrator.

          (c) In the absence of bad faith or negligence on its part, the Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions and calculations expressed therein, upon certificates or opinions furnished to the Administrator and conforming to the requirements of this Agreement or any other Basic Document; provided, however, that the Administrator, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Administrator that are specifically required to be furnished pursuant to any provision of this Agreement or any other Basic Document, shall examine them to determine whether they substantially conform, without verification of the accuracy of any computations therein, to the requirements of this Agreement or any other Basic Document. The Administrator shall give prompt written notice to the Indenture Trustee of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any other Basic Document discovered by the Administrator that would entitle the Indenture Trustee to take any action pursuant to this Agreement or any other Basic Document if such lack of conformity cannot be cured.

          (d) No provision of this Agreement or any other Basic Document shall be construed to relieve the Administrator from liability for its own negligence or willful misconduct, except that:

          (i) permissive rights of the Administrator shall not be construed as duties;

          (ii) the Administrator shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Administrator was negligent in ascertaining the pertinent facts; and

          (iii) the Administrator shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement and at the direction of the Indenture Trustee relating to the time, method and place of conducting any proceeding for any remedy available to the Administrator, or for exercising any trust or power conferred upon the Administrator under this Agreement or any other Basic Document.

          (e) No provision of this Agreement or any other Basic Document shall require the Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (f) For all purposes under this Agreement and any other Basic Document, the Administrator shall not be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer assigned to and working in the Corporate Trust Office of the Administrator has actual knowledge thereof or has received written notice thereof. For purposes of determining the Administrator's responsibility and liability hereunder or under any other Basic Document, any reference to default or Event of Default shall be construed to refer only to such default or Event of Default of which the Administrator is deemed to have notice as described in this subsection 24(f).

          (g) Except as otherwise provided in subsections 24(b) through (f):

          (iv) The Administrator may conclusively rely and shall fully be protected in acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (v) Whenever, in the administration of this Agreement or any other Basic Document, the Administrator shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Administrator may (unless other evidence be herein specifically prescribed), in the absence of bad faith on its part, rely on an Officer's Certificate of the Issuer.

          (vi) The Administrator may consult with counsel with respect to any action to be taken, suffered or omitted by it hereunder and the written advice of such counsel, obtained in good faith, or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith reliance thereon.

          (vii) The Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Administrator in accordance with this Agreement or any other Basic Document and that in its reasonable judgment may involve it in any expense or liability.

          (viii) The Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Administrator, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Administrator shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

          (ix) The Administrator may execute any of the trusts or powers hereunder or under any other Basic Document or perform any duties hereunder or thereunder either directly or through agents or attorneys, and the Administrator shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

          (x) The Administrator shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Administrator by this Agreement or any other Basic Document

          For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 25) as Administrator pursuant to Section 12 or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 13.

          Section 25. Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than Wells Fargo Bank Minnesota, National Association, executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time or both would become an Administrator Default, shall have occurred and be continuing and (iii) the Administrator shall have delivered to the Eligible Lender Trustee, the Indenture Trustee and the Swap Counterparty an Officers' Certificate or an Opinion of Counsel stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction.

          Section 26. Limitation on Liability of Administrator and Others. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders, the Indenture Trustee, the Eligible Lender Trustee or the Swap Counterparty, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Noteholders under the Indenture.

          Section 27. Wells Fargo Bank Minnesota, National Association Not to Resign as Administrator. Subject to the provisions of Section 25, Wells Fargo Bank Minnesota, National Association shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Wells Fargo Bank Minnesota, National Association or its properties. Notice of any such determination permitting the resignation of Wells Fargo Bank Minnesota, National Association shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Wells Fargo Bank Minnesota, National Association in accordance with Section 13.

          Section 28. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, except as provided in subsection (c) hereof, this instrument has been countersigned by Bank One not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall Bank One in its individual capacity or any Owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer thereunder, the Eligible

Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, except as provided in subsection (c) hereof, this Agreement has been countersigned by JPMorgan Chase Bank not in its individual capacity but solely as Indenture Trustee and in no event shall JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          (c) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee, to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations.

          Section 29. Notice of Termination of Trust. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

          Section 30. Third-Party Beneficiaries. The Eligible Lender Trustee and the Swap Counterparty are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto; provided, however, that in the case of the Swap Counterparty, such right to enforcement and the right to provide consents or waivers pursuant to the provisions hereof or to take other actions as provided herein are conditioned upon its not being in default under the Swap Agreement.

          Section 31. Consents. With respect to any action to be taken hereunder that requires the consent of a party hereto or of the Eligible Lender Trustee or the Swap Counterparty, such consent shall not be unreasonably withheld, delayed or conditioned.

                       [Signatures Follow on Next Page]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                          WELLS FARGO STUDENT LOAN TRUST 2001-1

                          By: BANK ONE, NATIONAL ASSOCIATION,
                                not in its individual capacity but solely as
                                Eligible Lender Trustee on behalf of the
                                Trust

                          By:   /s/ Sharon McGrath
                                -----------------------------------------------
                                Name:   Sharon Mcgrath
                                Title:  Vice President


                          JPMORGAN CHASE BANK, not in its individual
                              capacity but solely as Indenture Trustee

                          By:   /s/ Jennifer H. Baran
                                --------------------------------------------
                                Name:  Jennifer H. Baran
                                Title: Assistant Vice President


                          WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION, not in its
                              individual capacity but solely as Administrator

                          By:   /s/ Marianna Stershic
                                --------------------------------------------
                                Name:
                                Title:





Acknowledged and accepted as of the day
and year first above written:

WELLS FARGO BANK SOUTH DAKOTA,
NATIONAL ASSOCIATION, not in its
individual capacity but solely as Servicer


By: /s/ Glen W. Herrick
   --------------------------------
Name:  Gllen W. Herrick
Title: Senior Vice President

                                                              EXHIBIT A TO THE
                                                      ADMINISTRATION AGREEMENT

                               POWER OF ATTORNEY

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     KNOW ALL MEN BY THESE PRESENTS, BANK ONE, NATIONAL ASSOCIATION, a national bank, not in its individual capacity but solely as eligible lender trustee ("Eligible Lender Trustee") for the Wells Fargo Student Loan Trust 2001-1 (the "Trust"), does hereby make, constitute and appoint Wells Fargo Bank Minnesota, National Association, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Agents and Attorneys-in-Fact to execute on behalf of Eligible Lender Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of Eligible Lender Trustee or the Trust to prepare, file or deliver pursuant to the Related Documents (as defined in the Administration Agreement) or pursuant to Section 5.02 of the Trust Agreement (as defined in the Administration Agreement), including without limitation, to appear for and represent Eligible Lender Trustee and the Trust in connection with the preparation, filing and audit of any federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Eligible Lender Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement dated as of November 1, 2001, among the Trust, Wells Fargo Bank Minnesota, National Association, as Administrator, and JPMorgan Chase Bank, as Indenture Trustee, as such may be amended from time to time.

     All powers of attorney for this purpose heretofore filed or executed by Eligible Lender Trustee are hereby revoked.

     EXECUTED as of the 27th day of November, 2001.

                                       BANK ONE, NATIONAL ASSOCIATION, not in
                                         its individual capacity but solely as
                                         Eligible Lender Trustee

                                       By:
                                          ------------------------------------
                                             Name:
                                             Title:


                                     A-1


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     Before me, the undersigned authority, on this day personally appeared [ ] known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that such person signed the same for the purposes and considerations therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this [o] day of [o].


                                ------------------------------------------------
                                Notary Public in and for the State of New York



                                ------------------------------------------------
                                Printed Name of Notary Public


                                Commission Expires____________

                                                                     EXHIBIT B
                                                                        TO THE
                                                      ADMINISTRATION AGREEMENT

Form of Noteholders' Statement pursuant to Section 2(g) of Administration Agreement. Capitalized terms used herein are defined in Appendix A thereto. It should be noted, however, that while all the information listed below shall be included in each Noteholders' Statement, the presentation thereof may vary from that given below.

Quarterly Payment Date:

     (i) Amount of principal being paid or distributed:

     Class A-1          __________*         ($_______ *
                                            per $1,000 original
                                            principal amount of
                                            Notes)

     Class A-2          __________*         ($_______ *
                                            per $1,000 original
                                            principal amount of
                                            Notes)

     Subordinate        __________*         ($_______ *
                                            per $1,000 original
                                            principal amount of
                                            Notes)
----------
*  Portion of each such amount attributable to Reserve Account
Excess:___________________

     (ii) Amount of interest being paid or distributed:

     Class A-1         __________           ($_______
                                            per $1,000 original
                                            principal amount of
                                            Notes)

     Class A-2         __________           ($_______
                                            per $1,000 original
                                            principal amount of
                                            Notes)

     Subordinate       __________           ($_______
                                            per $1,000 original
                                            principal amount of
                                            Notes)

     (iii) Reserved

     (iv) Reserved

     (v) Pool Balance at end of related Collection Period:

         ---------------

     (vi) After giving effect to distributions on this Quarterly Payment Date:

          (a)  (1)  outstanding principal amount of Class A-1 Notes:_______

               (2)  Class A-1 Note Pool Factor:__________

          (b)  (1)  outstanding principal amount of Class A-2 Notes:_______
               (2)  Class A-2 Note Pool Factor:__________

          (c)  (1)  outstanding principal amount of Subordinate Notes:__________
               (2)  Subordinate Note Pool Factor:__________

     (vii) Applicable Interest Rate:

          In general:

          (1) Three-Month LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was _____%;

          Class A-1 Note Rate: _____%

          Class A-2 Note Rate: _____%

          Subordinate Note Rate: _____%

     (viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in Section 3.06 of the Servicing
            Agreement:

     (ix)   Amount of Administration Fee for related Collection
            Period:__________

     (x) the Swap Fee for such Quarterly Payment Date and the amount of each other payment made to the Swap Counterparty on such Quarterly Payment Date

     (xi)   Reserved

     (xii) Aggregate amount of Realized Losses (if any) for the related Collection Period:__________

     (xiii) Financed Student Loans delinquent at end of related Collection
            Period: __________; number of delinquent loans: ________; aggregate unpaid principal balance of delinquent loans:
            ___________________

     (xiv) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve Account Excess) and on any Monthly Payment Date since the preceding Quarterly Payment Date (list each withdrawal separately): _______________ (purpose of each withdrawal).

            Reserve Account Excess on related Quarterly Payment Date ________

            Principal balance of Notes to be paid to reach Parity
            Date:_________

            Principal balance of Notes to be paid to reach 100.5% support level:_________

     (xv) Draw on Demand Note [withdrawal from Demand Note Account] on related Quarterly Payment Date and on any Monthly Payment Date since the preceding Quarterly Payment Date (list each draw [withdrawal] separately):___________ (purpose of each withdrawal)

     (xvi)  Withdrawals from Prefunding Account during related Collection
            Period: __________

     (xvii) Amount in the Reserve Account (after giving effect to (xiv)):__________

     (xviii) Amount of Demand Note [amount in Demand Note Account] (after giving effect to (xv))

     (xix) Amount in the Prefunding Account (after giving effect to (xvi)):__________

     (xx) Consolidation Loans: ___________ loans with aggregate principal balances of ________ were originated during related Collection Period; withdrawal from Prefunding Account to fund origination of Consolidation Loans during related Collection Period: _______

     (xxi) Add-on Consolidation Loans: ______ loans with aggregate principal balances of ________ were added to the principal balance of a Consolidation Loan; withdrawal from Prefunding Account to fund the addition of the principal balances of Add-on Consolidation Loans during the related Collection Period: _____

     (xxii) Serial Loans: _______ loans with aggregate principal balances of _______ were purchased ------- during the related Collection Period; withdrawal from Prefunding Account to fund the acquisition of Serial Loans during the related Collection Period: _____

     (xxiii) Withdrawal from the Prefunding Account during the related
            Collection Period (list each withdrawal pursuant to Section 2(f)(i) separately): ____________. (purpose of each withdrawal)

     (xxiv) Financed Student Loans in the following categories as of the end of the related Collection Period:

                                     Weighted Average             Number
                                       Interest Rate             of Loans           Principal Balance
Status Type:
-----------

In-School

Grace

Repayment

Forbearance

Deferment

Delinquencies

Claims Filed Awaiting Payment

Delinquencies:
-------------

30-60 Days

61-90 Days

91-120 Days

More than 120 Days Delinquent

Claims Filed Awaiting Payment

Loan Type:
---------

Stafford Loans


                                     C-4




SLS Loans

PLUS Loans

Consolidation Loans

School Type:
-----------

Traditional

Vocational/Proprietary

                                                                EXECUTION COPY

                                                             APPENDIX A TO THE
                                                      ADMINISTRATION AGREEMENT

                             DEFINITIONS AND USAGE

                                     Usage

          The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

          (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

          (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

          (c) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

          (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                                    Definitions

          "Act" has the meaning specified in Section 11.03(a) of the Indenture.

          "Additional Fundings" means any withdrawals from the Prefunding Account for any of the purposes set forth in Section 2(f) of the Administration Agreement.

          "Add-on Consolidation Loan" means a Student Loan, the principal balance of which is added to an existing Consolidation Loan within 210 days from the date that the existing Consolidation Loan was made, as required by the Higher Education Act.

          "Add-on Consolidation Loan Funding Date" means each day, prior to the end of the Add-on Period, on which the principal balance of an Add-on Consolidation Loan is added to the principal balance of a Consolidation Loan in the Trust pursuant to Section 6.07 of the Trust Agreement.

          "Add-on Period" means the period starting on the Closing Date and ending on the date that is 210 days from the date that the last Consolidation Loan was originated by the Trust during the Funding Period.

          "Administration Agreement" means the Administration Agreement dated as of November 1, 2001, among the Issuer, the Administrator and the Indenture Trustee.

          "Administration Fee" means, with respect to each Quarterly Payment Date, an amount equal to $750.00.

          "Administrator" means Wells Fargo Bank Minnesota, National Association, a national banking association, in its capacity as administrator of the Issuer.

          "Administrator Default" shall have the meaning set forth in Section 12 of the Administration Agreement.

          "Administrator's Certificate" means an Officers' Certificate of the Administrator delivered pursuant to Section 2(b)(ii) of the Administration Agreement.

          "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Assignment" means a duly executed assignment delivered pursuant to
Section 3.02 of the Loan Sale Agreement in the form set forth in Exhibit F to such Agreement.

          "Authorized Officer" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (ii) with respect to the Depositor, the Seller, the Servicer and the Administrator, any officer or other authorized representative of the Depositor, the Seller, the Servicer or the Administrator, respectively, who is authorized to act for the Depositor, the Seller, the Servicer or the Administrator, respectively, in matters relating to itself or to the Issuer and to be acted upon by the Depositor, the Seller, the Servicer or the Administrator, respectively, pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Depositor, the Seller, the Servicer and the Administrator, respectively, to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Available Funds" means, with respect to a Quarterly Payment Date and the related Collection Period, the sum of (1) the amounts specified in clauses (i) through (vi) of the definition of Monthly Available Funds for each of the three Monthly Collection Periods included in such Collection Period,
(2) all payments made by the Swap Counterparty under the Swap Agreement and received by the Issuer with respect to such Quarterly Payment Date including any Termination Payment received by the Trust with respect to such Quarterly Payment Date and (3) at the end of the Funding Period the amount deposited from the Prefunding Account to the Collection Account pursuant to Section 2(f)(iii) of the Administration Agreement; provided, however, that if with respect to any Quarterly Payment Date there would not be sufficient funds, after application of the Available Funds (as defined above) and amounts available first from the Reserve Account and second from draws on the Demand Note (or, if applicable, withdrawals from the Demand Note Account), to pay any of the items specified in clauses (v)(A) through (v)(D) of Section 2(d) of the Administration Agreement, then the Available Funds for such Quarterly Payment Date will include, in addition to the Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Quarterly Payment Date which would have constituted the Available Funds for the Quarterly Payment Date succeeding such Quarterly Payment Date up to the amount necessary to pay such items, and the Available Funds for such succeeding Quarterly Payment Date will be adjusted accordingly; and provided, further, that the Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amounts of which were included in the Available Funds for a prior Collection Period; (B) amounts released from the Prefunding Account; (C) any Monthly Rebate Fees paid during the related Collection Period by or on behalf of the Trust; (D) any collections in respect of any principal on the Financed Student Loans applied by the Eligible Lender Trustee on behalf of the Trust, after the end of the Funding Period, to fund the addition of any Add-on Consolidation Loans or to purchase Serial Loans during the related Collection Period; and (E) the Servicing Fee and all overdue Servicing Fees paid on each Monthly Payment Date that is not a Quarterly Payment Date during the related Collection Period.

          "Basic Documents" means the Trust Agreement, the Indenture, the Loan Sale Agreement, the Servicing Agreement, the Administration Agreement, the Depository Agreement, the Guarantee Agreements, any Swap Agreement and other documents and certificates delivered in connection with any thereof.

          "Billing Account" means those combined loans of a Borrower with the same lender and branch, which loans are in the same status, and are the same loan type, and are guaranteed by the same Guarantor and which require the same processing and billing requirements. Stafford Loans which are already in repayment and being serviced by the Servicer will not be merged with new Stafford Loans for the same Borrower, and each such Stafford Loan will be treated as a separate Billing Account.

          "Book-Entry Note" means a beneficial interest in the Senior Notes and the Subordinate Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

          "Borrower" means an individual who is the maker of a Borrower Note and who obtains a Student Loan from an "eligible lender" in accordance with the Higher Education Act and the policies and procedures of a Guarantor.

          "Borrower Note" means a promissory note of a Borrower for a Student Loan set forth on the appropriate form furnished by the Guarantor which Borrower Note meets the criteria set forth by the Higher Education Act and the policies and procedures of the Guarantor.

          "Business Day" means any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions or trust companies in the States of New York, Minnesota or in the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law, regulation or executive order to remain closed.

          "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

          "Capitalized Interest Amount" means for any Monthly Collection Period or other period of determination, the amount of interest that accrued on the Financed Student Loans during such period but was not then payable and that has been or will, pursuant to the terms of such Financed Student Loans, be capitalized and added to the principal balances of such loans.

          "Certificate of Trust" means the Certificate of Trust in the form of Exhibit A to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          "Class A-1 Note" means a Class A-1 Floating Rate Asset- Backed Senior Note issued pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

          "Class A-1 Note Final Maturity Date" means the August 2008 Quarterly Payment Date.

          "Class A-1 Note Pool Factor" as of the close of business on a Quarterly Payment Date means a seven-digit decimal figure equal to the outstanding principal amount of the Class A-1 Notes divided by the original outstanding principal amount of the Class A-1 Notes. The Class A-1 Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-1

Note Pool Factor will decline to reflect reductions in the outstanding principal amount of the Class A-1 Notes.

          "Class A-1 Note Rate" means, with respect to any Quarterly Interest Period, the interest rate per annum (computed on the basis of the actual number of days in such Quarterly Interest Period over a year of 360 days) equal to Three-Month LIBOR for the related LIBOR Reset Period plus (i) 0.08% and (ii) plus an additional 0.50% with respect to each succeeding Quarterly Interest Period commencing on the first Quarterly Payment Date as of which the Servicer has the right to purchase the Financed Student Loans pursuant to
Section 7.01 of the Servicing Agreement, if the Servicer has not exercised such right on such Quarterly Payment Date.

          "Class A-1 Noteholder" means the Noteholder of a Class A-1 Note.

          "Class A-1 Noteholders' Interest Carryover Shortfall" means, with respect to any Quarterly Payment Date, the excess of (i) the Class A-1 Noteholders' Interest Distribution Amount on the preceding Quarterly Payment Date over (ii) the amount of interest actually distributed to the Class A-1 Noteholders on such preceding Quarterly Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the then current Class A-1 Note Rate from such preceding Quarterly Payment Date to the current Quarterly Payment Date.

          "Class A-1 Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the amount of interest accrued at the Class A-1 Note Rate for the related Quarterly Interest Period on the outstanding principal balance of the Class A-1 Notes on the immediately preceding Quarterly Payment Date (after giving effect to all principal distributions to holders of Class A-1 Notes on such date) or, in the case of first Quarterly Payment Date, on the Closing Date and (ii) the Class A-1 Noteholders' Interest Carryover Shortfall for such Quarterly Payment Date.

          "Class A-2 Note" means a Class A-2 Floating Rate Asset- Backed Senior Note issued pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

          "Class A-2 Note Final Maturity Date" means the May 2030 Quarterly Payment Date.

          "Class A-2 Note Pool Factor" as of the close of business on a Quarterly Payment Date means a seven-digit decimal figure equal to the outstanding principal amount of the Class A-2 Notes divided by the original outstanding principal amount of the Class A-2 Notes. The Class A-2 Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A-2 Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Class A-2 Notes.

          "Class A-2 Note Rate" means, with respect to any Quarterly Payment Date and the related Quarterly Interest Period, the interest rate per annum (computed on the basis of the actual number of days in such Quarterly Interest Period over a year of 360 days) equal to Three-Month LIBOR for the related LIBOR Reset Period plus 0.18% and (ii) plus an additional 0.50% with respect to each succeeding Quarterly Interest Period commencing on the first Quarterly Payment Date as of which the Servicer has the right to purchase the Financed Student Loans pursuant to Section 7.01 of the Servicing Agreement, if the Servicer has not exercised such right on such Quarterly Payment Date.

          "Class A-2 Noteholder" means the Noteholder of a Class A-2 Note.

          "Class A-2 Noteholders' Interest Carryover Shortfall" means, with respect to any Quarterly Payment Date, the excess of (i) the Class A-2 Noteholders' Interest Distribution Amount on the preceding Quarterly Payment Date over (ii) the amount of interest actually distributed to the Class A-2 Noteholders on such preceding Quarterly Payment Date, plus interest on the amount of such excess, to the extent permitted by law at the then current Class A-2 Note Rate from such preceding Quarterly Payment Date to the current Quarterly Payment Date.

          "Class A-2 Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the amount of interest accrued at the Class A-2 Note Rate for the related Quarterly Interest Period on the aggregate principal amount of the Class A-2 Notes outstanding on the immediately preceding Quarterly Payment Date (after giving effect to all principal distributions to holders of Class A-2 Notes on such date) or, in the case of the first Quarterly Payment Date, on the Closing Date and (ii) the Class A-2 Noteholders' Interest Carryover Shortfall for such Quarterly Payment Date;

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means November 27, 2001.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

          "Collateral" has the meaning specified in the Granting Clause of the Indenture.

          "Collection Account" means the account designated as such, established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

          "Collection Period" means, with respect to the first Quarterly Payment Date, the period beginning on the Cutoff Date and ending on January 31, 2002, and with respect to each subsequent Quarterly Payment Date, the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

          "Commission" means the Securities and Exchange Commission.

          "Consolidation Fee" means any Federal Origination Fee, Monthly Rebate Fee or similar fee payable to the Department relating to the origination or ownership of Consolidation Loans.

          "Consolidation Loan" means a Student Loan made pursuant to the Higher Education Act to consolidate the Borrower's obligations under various federally authorized student loan programs into a single loan, as supplemented by the addition of any related Add-on Consolidation Loans.

          "Corporate Trust Office" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at 450 West 33rd Street, New York, New York 10003, Attention: Jennifer Baran (telephone: (212) 946-3881; facsimile:
(212) 946-8302) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Depositor) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at 1 Bank One Plaza, Suite 0823, Chicago, Illinois 60670 Attention: Corporate Trust Services (telephone: (402) 496-1960; facsimile: (402) 496-2014) or at such other address as the Eligible Lender Trustee may designate by notice to the Depositor or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Depositor.

          "Custodian" means Wells Fargo Bank South Dakota, National Association in its capacity as custodian of the Borrower Notes or any permitted successor Custodian.

          "Cutoff Date" means November 1, 2001.

          "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "Deferral" means the period defined by the Higher Education Act and the policies of the related Guarantor during which a Borrower (in Repayment) is entitled to postpone making payments upon the submission of appropriate documentation.

          "Deferral Loan" means a Student Loan during a period of Deferral.

          "Definitive Notes" has the meaning specified in Section 2.10 of the Indenture.

          "Delaware Trust" has the meaning specified in Section 10.01 of the Trust Agreement.

          "Delaware Trustee" has the meaning set forth in Section 10.01 of the Trust Agreement.

          "Deleted Student Loan" has the meaning specified in Section 3.02 of the Loan Sale Agreement.

          "Delivery" when used with respect to Trust Account Property means:

     (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

          (i) transfer of possession thereof to the Indenture Trustee, endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank;

     (b) with respect to a certificated security:

          (i) delivery thereof in bearer form to the Indenture Trustee; or

          (ii) delivery thereof in registered form to the Indenture Trustee;
     and

               (A) the certificate is endorsed to the Indenture Trustee or in blank by effective endorsement; or

               (B) the certificate is registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer;

     (c) with respect to an uncertificated security:

          (i) the delivery of the uncertificated security to the Indenture Trustee; or

          (ii) the issuer has agreed that it will comply with instructions originated by the Indenture Trustee without further consent by the registered owner;

     (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

          (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

          (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account;

     (e) with respect to a security entitlement:

          (i) the Indenture Trustee becomes the entitlement holder; or

          (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee;

     (f) without further consent by the entitlement holder; for the purpose of clauses (b) and (c) hereof "delivery" means:

          (i) with respect to a certificated security:

               (A) the Indenture Trustee acquires possession thereof;

               (B) another person (other than a securities intermediary) either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

               (C) a securities intermediary acting on behalf of the Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

          (ii) with respect to an uncertificated security:

               (A) the issuer registers the Indenture Trustee as the registered owner, upon original issue or registration of transfer; or

               (B) another person (other than a securities intermediary) either becomes the registered owner thereof on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

     (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

          (i) "certificated security"

          (ii) "effective endorsement"

          (iii) "entitlement holder"

          (iv) "instrument"

          (v) "securities account"

          (vi) "securities entitlement"

          (vii) "securities intermediary"

          (viii) "uncertificated security"

     (h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

          "Demand Note" means a demand note, issued by the Demand Note Provider to the Depositor, in the amount of $10,525,000.

          "Demand Note Account" means the account designated as such, to the extent required to be established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

          "Demand Note Expiration Date" means the Quarterly Payment Date in November 2003.

          "Demand Note Provider" means Wells Fargo Bank South Dakota, National Association, and its successors and assignors.

          "Department" means the United States Department of Education, an agency of the Federal government.

          "Depositor" means Wells Fargo Student Loans Receivables I, LLC.

          "Depository Agreement" means, the agreement with respect to the Notes attached to the Indenture as Exhibit B.

          "Determination Date" means, with respect to any Monthly Payment Date, the third Business Day preceding such Monthly Payment Date.

          "Educational Institution" means any institution of higher education that participates in the guaranteed loan programs authorized by Title IV of the Higher Education Act and which is deemed eligible by a Guarantor to participate in such Guarantor's program.

          "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

          "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), which (i) has (A) either a long-term senior unsecured debt rating of "AAA" by S&P and if rated by Fitch, "AAA" by Fitch or a short-term senior unsecured debt or certificate of deposit rating of "A-1+" by S&P and if rated by Fitch, "F-1+" by Fitch and (B)(1) a long-term senior unsecured debt rating of "A1" or better and (2) a short-term senior unsecured debt rating of "P-1" by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Eligible Lender Trustee or the Indenture Trustee may be considered an Eligible Institution.

          "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

     (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Quarterly Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

     (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

     (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee, the Servicer or the Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

     (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above;

     (g) any other investment permitted by each of the Rating Agencies as set forth in a writing delivered to the Indenture Trustee.

          No obligation will be considered to be rated in the highest investment category if it has an "r" highlighter affixed to its rating.

          "Eligible Lender Trustee" means Bank One, National Association, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement.

          "Event of Default" has the meaning specified in Section 5.01 of the Indenture.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

          "Expected Interest Collections" means, with respect to any Quarterly Interest Period, the sum of (i) the amount of interest accrued, net of accrued Monthly Rebate Fees and other amounts required by the Higher Education Act to be paid to the Department, with respect to the Financed Student Loans for the related Student Loan Rate Accrual Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments estimated to have accrued for such Student Loan Rate Accrual Period whether or not actually received (taking into account any expected deduction therefrom of Federal Origination Fees) and (iii) Investment Earnings for such Student Loan Rate Accrual Period.

          "Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

          "FDIC" means the Federal Deposit Insurance Corporation.

          "Federal Guarantor" means a state or private non-profit guarantor that guarantees the payment of principal of and interest on any of the Financed Student Loans, which agency is reinsured by the Department under the Higher Education Act for between (x) 80% and 100% of the amount of default claims paid by such Federal Guarantor for a given federal fiscal year for loans disbursed prior to October 1, 1993, for 78% to 98% of default claims paid for loans disbursed on or after October 1, 1993 but prior to October 1, 1998 any (y) 75% to 95% of the amount of default claims paid to by such Federal Guarantor for a given federal fiscal year for loans disbursed on or after October 1, 1998 and for 100% of death, disability, bankruptcy, closed school and false certification claims paid.

          "Federal Origination Fee" means, with respect to each Consolidation Loan that is originated by the Eligible Lender Trustee on behalf of the Issuer and each Add-on Consolidation Loan that is added to the principal balance of a Consolidation Loan, the origination fee payable to the Department equal to 0.5% of the initial principal balance of such Consolidation Loan or Add-on Consolidation Loan.

          "Final Maturity Date" means collectively, the Class A-1 Note Final Maturity Date, the Class A-2 Final Maturity Date and the Subordinate Note Final Maturity Date.

          "Financed Student Loans" means those Student Loans that, as of any date of determination, have been conveyed to the Issuer, consisting of the Initial Financed Student Loans as of the Closing Date and, thereafter, any Prefunded Loans or Serial Loans conveyed to the Issuer from the Depositor, any Consolidation Loans originated by the Trust as provided in Section 6.07 of the Trust Agreement, any Consolidation Loans the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan as provided in Section 6.07 of the Trust Agreement and any Qualified Substitute Student Loans conveyed to the Issuer as provided in Section 3.02 of the Loan Sale Agreement.

          "Fitch" means Fitch, Inc. or any successor thereto.

          "Forbearance Loan" means a Student Loan during a period of forbearance of loan collections pursuant to the Higher Education Act.

          "Funding Period" means the period from the Closing Date until the first to occur of (a) the Quarterly Payment Date on which the amount on deposit in the Prefunding Account is less than $100,000, (b) an Event of Default occurring under the Indenture, a Servicer Default occurring under the Servicing Agreement or an Administrator Default occurring under the Administration Agreement, (c) an Insolvency Event occurring with respect to the Depositor or the Seller, or (d) the last day of the Collection Period preceding the November, 2003 Quarterly Payment Date.

          "Grace" means the initial period following reduction by the student Borrower to less than the minimum course load required by the Higher Education Act, during which the student Borrower is not required to make payments on the principal amount of the Borrower Note(s).

          "Grace Loan" means a Student Loan during a period of Grace.

          "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring

Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Guarantee Agreement" means each agreement to guarantee Student Loans entered into by the Eligible Lender Trustee on behalf of the Trust with a Guarantor.

          "Guarantee Payment" means any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Financed Student Loan.

          "Guarantor" means the Colorado Department of Higher Education, d/b/a/ the Colorado Student Loan Program, the Illinois Student Assistance Commission and the National Student Loan Program, and their respective successors.

          "Higher Education Act" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

          "Indenture" means the Indenture dated as of November 1, 2001, between the Issuer and the Indenture Trustee.

          "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

          "Indenture Trustee" means JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture.

          "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

          "Initial Financed Student Loans" means those Financed Student Loans conveyed to the Issuer on the Closing Date and listed on the Schedule of Student Loans on such date.

          "Initial Pool Balance" means $499,890,592.

          "In-School Loan" means a Student Loan during the period, excluding periods of in-school Deferral, during which a student Borrower is enrolled at an Educational Institution for at least the minimum course load required to maintain such student Borrower's eligibility to borrow under the education loan programs administered by the Guarantor.

          "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          "Interest Subsidy Payments" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

          "Investment Earnings" means, with respect to any Monthly Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Monthly Payment Date or Quarterly Payment Date, as applicable, pursuant to Section 2(c)(iv) of the Administration Agreement.

          "Issuer" means Wells Fargo Student Loan Trust 2001-1, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

          "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "LIBOR Determination Date" means, with respect to any Quarterly Interest Period, other than the initial Quarterly Interest Period, the day that is the second business day prior to the commencement of the LIBOR Reset Period within such Quarterly Interest Period (or, in the case of the initial LIBOR Reset Period, on the second business day prior to the Closing

Date). For purposes of this definition, a business day is any day in which banks in the City of London and The City of New York are open for the transaction of international business.

          "LIBOR Reset Period" means the three-month period commencing on the twenty-fifth day (or, if any such day is not a Business Day, on the next succeeding Business Day) of each February, May, August and November and ending on the day immediately preceding the following LIBOR Reset Period; provided, however, that the initial LIBOR Reset Period will commence on the Closing Date.

          "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Student Loan by operation of law as a result of any act or omission by the related Obligor.

          "Liquidated Student Loan" means any defaulted Financed Student Loan liquidated by the Servicer or which the Servicer has, after using all reasonable efforts to realize upon the such Student Loan, determined to charge off.

          "Liquidation Proceeds" means, with respect to any Liquidated Student Loan, the moneys collected in respect thereof from whatever source, other than Recoveries, net of the sum of any reasonable out-of-pocket expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Borrower on such Liquidated Student Loan.

          "Loan Purchase Amount" means with respect to a Prefunded Loan or a Serial Loan to be purchased from the Depositor by the Issuer, an amount equal as of the related Subsequent Cut-off Date, to the principal balance of such loan plus accrued borrower interest thereon.

          "Loan Sale Agreement" means the Loan Sale Agreement dated as of November 1, 2001 among the Issuer, the Depositor, the Seller and the Eligible Lender Trustee.

          "Minimum Purchase Price" means, as to any Quarterly Payment Date, an amount equal to the amount that, when added to the Available Funds for such Quarterly Payment Date and all amounts on deposit in the Reserve Account, would be sufficient to (A) reduce the outstanding principal amount of the Notes then outstanding on such Quarterly Payment Date to zero, (B) pay to the Noteholders the Noteholders' Interest Distribution Amount payable on such Quarterly Payment Date, (C) pay to the Swap Counterparty all amounts owed by the Trust to the Swap Counterparty under the Swap Agreement, (D) pay to the Servicer and the Administrator all amounts owed to such entities under any of the Basic Documents and (E) pay any unreimbursed draws under the Demand Note.

          "Monthly Available Funds" means, with respect to each Monthly Payment Date that is not a Quarterly Payment Date, the sum of the following amounts with respect to the related Monthly Collection Period: (i) all collections received by the Servicer on the Financed Student Loans during such Collection Period and remitted to the Indenture Trustee (including any Guarantee Payments received with respect to the Financed Student Loans); (ii) any Interest

Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during such Monthly Collection Period with respect to the Financed Student Loans; (iii) all Liquidation Proceeds from any Financed Student Loans which became Liquidated Student Loans during such Monthly Collection Period in accordance with the Servicer's customary servicing procedures, and all Recoveries in respect of Liquidated Student Loans which were written off in prior Monthly Collection Periods, in each case which have been received by the Servicer and remitted to the Indenture Trustee; (iv) the aggregate Purchase Amounts received by the Indenture Trustee for those Financed Student Loans repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Monthly Collection Period;
(v) Investment Earnings for such Monthly Payment Date; and (vi) with respect to each Monthly Payment Date other than a Quarterly Payment Date and other than an Monthly Payment Date immediately succeeding a Quarterly Payment Date, the Monthly Available Funds remaining from the Monthly Collection Period relating to the preceding Monthly Payment Date after giving effect to the application of such Monthly Available Funds on such preceding Monthly Payment Date; provided, however, that if with respect to any Monthly Payment Date there would not be sufficient funds, after application of the Monthly Available Funds (as defined above) and amounts available first from the Reserve Account and second from draws on the Demand Note (or, if applicable, withdrawals from the Demand Note Account), to pay any of the items specified in Section 2(d)(iv) of the Administration Agreement, then the Monthly Available Funds for such Monthly Payment Date will include, in addition to the Monthly Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Monthly Payment Date which would have constituted Monthly Available Funds for the Monthly Payment Date succeeding such Monthly Payment Date up to the amount necessary to pay such items, and the Monthly Available Funds for such succeeding Monthly Payment Date will be adjusted accordingly; and provided, further, that the Monthly Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loan the Purchase Amount of which has been included in the Monthly Available Funds for a prior Monthly Collection Period, (B) amounts released from the Prefunding Account, (C) any Monthly Rebate Fees paid during the related Monthly Collection Period by or on behalf of the Trust and (D) any collections in respect of principal on the Financed Student Loans applied during the related Monthly Collection Period by the Eligible Lender Trustee on behalf of the Trust after the end of the Funding Period used to fund the addition of any Add-on Consolidation Loans or to purchase Serial Loans during such Monthly Collection Period.

          "Monthly Collection Period" means, with respect to any Monthly Payment Date, the calendar month immediately preceding the month of such Monthly Payment Date.

          "Monthly Payment Date" means the twenty-fifth day of each month (or, if any such date is not a Business Day, on the next succeeding Business Day) commencing December 26, 2001.

          "Monthly Rebate Fee" means, for each calendar month and with respect to each Consolidation Loan that was originated on or after October 1, 1993 (except for Consolidation Loans referred to in clause (B) below), the fee payable to the Department equal to the product of (x) one-twelfth, (y) (A) with respect to all of the Consolidation Loans (other than those, the applications of which have been received during the period from October 1, 1998 through January 31, 1999), 1.05% or (B) with respect to Consolidation Loans, the applications of which have been received during the period from October 1, 1998 through January 31, 1999, 0.62% and (z) the outstanding principal balance of such Consolidation Loan (including any increases in the principal balance of a Consolidation Loan due to the addition of the principal balance of a related Add-on Consolidation Loan) plus accrued interest on such Consolidation Loan as of the last day of such month.

          "Moody's" means Moody's Investors Service, Inc.

          "Net Principal Cash Flow Amount" means, as of any date, the Principal Cash Flow Amount (calculated for the Collection Period ending in the preceding calendar month or, if no Collection Period ended in the preceding calendar month, calculated for each preceding calendar month during the current Collection Period) minus the Capitalized Interest Amount for such Collection Period or for each such preceding calendar month, as the case may be.

          "91-Day Treasury Bills" means direct obligations of the United States with a maturity of thirteen weeks.

          "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Rate" means any one of the Class A-1 Note Rate, the Class A-2 Note Rate or the Subordinate Note Rate, as the case may be.

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04 of the Indenture.

          "Noteholder" means the Person in whose name a Note is registered in the Note Register.

          "Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount and the Subordinate Noteholders' Interest Distribution Amount.

          "Notes" means, collectively, the Class A-1 Notes, Class A-2 Notes and the Subordinate Notes.

          "Obligor" on a Student Loan means the borrower or co-borrowers of such Student Loan and any other Person who owes payments in respect of such Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

          "Officers' Certificate" means (i) in the case of the Issuer, a certificate signed by any two Authorized Officers of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee and (ii) in the case of the Seller, the Servicer or the Administrator, a certificate signed by any two Authorized Officers of the Seller, the Servicer or the Administrator, as appropriate.

          "Opinion of Counsel" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance satisfactory to the Indenture Trustee and (ii) with respect to the Seller, the Administrator, the Servicer or a Federal Guarantor, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator, the Servicer or such Federal Guarantor, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable.

          "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Noteholders of the requisite Outstanding amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

          "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination.

          "Parity Date" means the first Quarterly Payment Date on which the aggregate principal amount of the Notes, after giving effect to all distributions on such date, is no longer in excess of the sum of the Pool Balance plus the amount on deposit in the Prefunding Account as of the last day of the related Collection Period and plus the amount on deposit in the Reserve Account as of such Quarterly Payment Date.

          "Paying Agent" means Wells Fargo Bank Minnesota, National Association or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

          "Person" means any individual, corporation, estate, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Property" has the meaning assigned to such term as the definition of "Delivery" above.

          "PLUS Loan" means a Student Loan designated as such that is made under the Parent Loans to Undergraduate Students Program pursuant to the Higher Education Act.

          "Pool Balance" means, as of the close of business on the last day of any Collection Period, the aggregate principal balances of the Financed Student Loans as of such day (including accrued interest thereon for the immediately preceding Collection Period whether or not such interest will be capitalized upon commencement of repayment), excluding any Purchased Student Loans and Liquidated Student Loans.

          "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt is the mutilated, lost, destroyed or stolen Note.

          "Prefunded Loans" means those Financed Student Loans acquired by the Issuer with funds on deposit in the Prefunding Account.

          "Prefunding Account" means the account designated as such, established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

          "Prefunding Account Closing Date Deposit" means $50,000,000.

          "Principal Cash Flow Amount" means, with respect to any Quarterly Payment Date, the sum of the following amounts with respect to the related Collection Period, or with respect to any other date of determination, the sum of the following amounts with respect to the period specified: (i) that portion of all collections received by the Servicer and remitted to the Indenture Trustee on the Financed Student Loans that is allocable to principal (including the portion of any Guarantee Payments received that is allocable to principal of the Financed Student Loans); (ii) all Liquidation Proceeds attributable to the principal amount of Financed Student Loans which became Liquidated Student Loans during such Collection Period, or such other specified period, in accordance with the Servicer's customary servicing procedures and have been received by the Servicer during such Collection Period and remitted to the Indenture Trustee, together with all Realized Losses on such Financed Student Loans; (iii) to the extent attributable to principal, the Purchase Amount received by the Indenture Trustee with respect to each Financed Student Loan repurchased by the Seller or purchased by the Servicer as a result of a breach of a representation, warranty or covenant which arose during the related Collection Period or such other specified period; and (iv) the Principal Distribution Adjustment; provided, however, that the Principal Distribution Amount will exclude all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period.

          "Principal Distribution Adjustment" means, with respect to any Quarterly Payment Date, the amount of the Available Funds on such Quarterly Payment Date to be used to make additional principal distributions to Noteholders to account for (i) the amount of any insignificant balance remaining outstanding as of such Quarterly Payment Date on a Financed Student Loan after receipt of a final payment from a Borrower or a Guarantor, when such insignificant balances are waived in the ordinary course of business by the Servicer at the direction of the Administrator in accordance with the Servicing Agreement or (ii) the amount of principal collections erroneously treated as interest collections including, without limitation, by reason of the failure by a Borrower to capitalize interest that had been expected to be capitalized; provided, however, that the Principal Distribution Adjustment for any Quarterly Payment Date shall not exceed the lesser of (x) $100,000 and (y) the amount of any Reserve Account Excess after giving effect to all distributions to be made therefrom on such Quarterly Payment Date other than distributions to the Depositor out of such excess.

          "Principal Distribution Amount" means, with respect to any Quarterly Payment Date, the Net Principal Cash Flow Amount for such Quarterly Payment Date minus the sum of (i) any funds remitted to the Seller during the preceding Collection Period but after the end of the Funding Period for the Loan Purchase Amount of Serial Loans and (ii) any funds which are applied during the preceding Collection Period but after the end of the Funding Period to fund the addition of the principal balance of any Add-on Consolidation Loan to the principal balance of a related Consolidation Loan.

          "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

          "Purchase Amount" means, with respect to a Financed Student Loan other than a Serial Loan to be purchased from the Issuer, the amount required, as of the close of business on the last day of a Monthly Interest Period or Quarterly Interest Period, as applicable, to prepay in full the respective Student Loan under the terms thereof including all accrued borrower interest thereon; provided, however, that the Purchase Amount for a Financed Student Loan, which is being repurchased by the Seller as a result of a breach of the representation and warranty provided for in the last sentence of the first paragraph of Exhibit C to the Loan Sale Agreement will be calculated without regard to any amount which the Seller has advanced with respect to such loan and which was not reflected by the principal balance of such loan as of the Cutoff Date (or the applicable Subsequent Cutoff Date, as the case may be) after the loan was sold into the Trust.

          "Purchased Student Loan" means a Financed Student Loan purchased as of the close of business on the last day of a Monthly Collection Period or Collection Period, as applicable, by the Servicer pursuant to Section 3.05 of the Servicing Agreement or repurchased by the Seller pursuant to Section 3.02 of the Loan Sale Agreement.

          "Qualified Substitute Student Loan" means a Student Loan that (i) was originated under the same loan program and is guaranteed by a Guarantor and entitles the holder thereof to receive interest based on the same interest rate index as the related Deleted Student Loan for which it is to be substituted, and (ii) will not, at any level of such interest rate index, have an interest rate that is less than that of such Deleted Student Loan.

          "Quarterly Payment Date" means the Monthly Payment Date occurring in each February, May, August and November, commencing with the Monthly Payment Date occurring in February 2002.

          "Quarterly Interest Period" means, with respect to a Quarterly Payment Date, the period from and including the Quarterly Payment Date immediately preceding such Quarterly Payment Date (or in the case of the first Quarterly Payment Date, the Closing Date) to but excluding such Quarterly Payment Date.

          "Rating Agency" means Moody's, S&P and Fitch and their successors.

          "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given ten days' prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of the Class A-1 Notes, the Class A-2 Notes or the Subordinate Notes.

          "Realized Losses" means the excess of the aggregate principal balance of any Liquidated Student Loan plus accrued but unpaid interest thereon over Liquidation Proceeds to the extent allocable to principal.

          "Record Date" means, with respect to a Quarterly Payment Date or a Redemption Date, the close of business on the twenty-fourth day of the calendar month in which such Quarterly Payment Date or Redemption Date occurs (whether or not such date is a Business Day).

          "Recoveries" means, with respect to any Liquidated Student Loan, all monies in respect thereof, from whatever source, that have been received by the Servicer and remitted to the Indenture Trustee during any Monthly Collection Period or Collection Period, as applicable, following the Monthly Collection Period or Collection Period, as applicable, in which such Financed Student Loan became a Liquidated Student Loan, net of the sum of all reasonable amounts expended by the Servicer for the account of any Obligor to the extent not previously reimbursed from Liquidation Proceeds or otherwise and any amounts required by law to be remitted to the Obligor.

          "Redemption Date" means in the case of a payment to the Noteholders pursuant to Section 10.01 of the Indenture, the Quarterly Payment Date specified by the Administrator or the Issuer pursuant to Section 10.01 (b) of the Indenture.

          "Redemption Price" means, in the case of a payment made to the Noteholders pursuant to Section 10.01 (b) of the Indenture, the Outstanding Amount of the Notes and all accrued and unpaid interest thereon.

          "Reference Banks" means four major banks in the London interbank market selected by the Administrator.

          "Repayment" means the period of time during which a Borrower is required to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Borrower Note(s) executed by such Borrower.

          "Repayment Loan" means a Student Loan during a period of Repayment.

          "Reserve Account" means the account designated as such, established and maintained pursuant to Section 2(c) of the Administration Agreement, which shall be an Eligible Deposit Account.

          "Reserve Account Excess" has the meaning specified in Section 2(e)(ii) of the Administration Agreement.

          "Reserve Account Initial Deposit" means $1,386,284.

          "Responsible Officer" means, with respect to (i) the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) the Administrator, any officer of the Administrator, including any vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer of the Administrator customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Administration Agreement and the other Basic Documents on behalf of the Administrator and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          "Schedule of Student Loans" means the listing of the Financed Student Loans set forth in Schedule A to the Loan Sale Agreement and to the Indenture (which Schedule may be in the form of microfiche) as the same may be amended from time to time.

          "Secretary" means the Secretary of the Department, or any predecessor or successor to the functions thereof under the Higher Education Act.

          "Securities Act" means the federal Securities Act of 1933, as amended.

          "Seller" means Wells Fargo Bank South Dakota, National Association, in its capacity as seller of the Financed Student Loans.

          "Senior Noteholder" means the Noteholder of a Senior Note.

          "Senior Noteholders' Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount and the Senior Noteholders' Principal Distribution Amount for such Quarterly Payment Date.

          "Senior Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the Class A-1 Noteholders' Interest Distribution Amount and (ii) the Class A-2 Noteholders' Interest Distribution Amount, each for such Quarterly Payment Date.

          "Senior Noteholders' Principal Carryover Shortfall" means, as of the close of any Quarterly Payment Date, the excess of (i) the Senior Noteholders' Principal Distribution Amount on such Quarterly Payment Date over (ii) the amount of principal actually distributed to the Senior Noteholders on such Quarterly Payment Date.

          "Senior Noteholders' Principal Distribution Amount" means, with respect to any Quarterly Payment Date, the Principal Distribution Amount for such Quarterly Payment Date plus the Senior Noteholders' Principal Carryover Shortfall as of the close of the preceding Quarterly Payment Date; provided, however, that the Senior Noteholders' Principal Distribution Amount will not exceed the outstanding aggregate principal balance of the Senior Notes. In addition, (i) on the Class A-1 Note Final Maturity Date, the principal required to be distributed to Class A-1 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-1 Notes to zero and (ii) on the Class A-2 Note Final Maturity Date, the principal required to be distributed to Class A-2 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-2 Notes to zero.

          "Senior Notes" means, collectively, the Class A-1 Notes and the Class A-2 Notes.

          "Serial Loan" means a Financed Student Loan which (i) is made by an eligible lender under the Higher Education Act to a Borrower who is also a Borrower under at least one outstanding Financed Student Loan and is acquired by the Seller, (ii) is made under the same federal loan program as such Financed Student Loan, (iii) has the same Guarantor as such Financed Student Loan and (iv) has a final maturity date during or before the Collection Period preceding the Subordinate Note Final Maturity Date.

          "Servicer" means Wells Fargo Bank South Dakota, National Association, in its capacity as servicer of the Financed Student Loans or any permitted Successor Servicer.

          "Servicer Default" means an event specified in Section 6.01 of the Servicing Agreement.

          "Servicer Liability Limit" has the meaning specified in Section 3.05(a) of the Servicing Agreement.

          "Servicer Liability Period" has the meaning specified in Section 3.05(a) of the Servicing Agreement.

          "Servicing Agreement" means the Servicing Agreement dated as of November 1, 2001, among the Issuer, the Servicer, the Depositor and the Eligible Lender Trustee.

          "Servicing Fee" has the meaning specified in Section 3.06 of the Servicing Agreement.

          "SLS Loan" means a Student Loan designated as such that is made under the Supplemental Loans for Students Program pursuant to the Higher Education Act.

          "Special Allowance Payments" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

          "Specified Reserve Account Balance" with respect to any Quarterly Payment Date means the greatest of (a) 0.25% of the principal balance of the Notes after taking into account the effect of distributions on such Quarterly Payment Date and (b) $500,000 after giving effect to payments on the Quarterly Payment Date; provided, however, that in no event shall the Specified Reserve Account Balance exceed the outstanding principal balance of the Notes.

          "Stafford Loan" means a Student Loan designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

          "State" means any one of the 50 States of the United States of America, the trust territories of the United States, or the District of Columbia.

          "Student Loan" means an agreement to repay a disbursement of money to or on behalf of an eligible student, evidenced by a Borrower Note and guaranteed in accordance with the policies and procedures of a Federal Guarantor.

          "Student Loan Files" means the documents relating to the Financed Student Loans specified in Section 2.01 of the Servicing Agreement.

          "Student Loan Rate Accrual Period" means, with respect to any Quarterly Payment Date, the Collection Period preceding such Quarterly Payment Date.

          "Subordinate Note" means a Class B Floating Rate Asset-Backed Subordinate Note issued pursuant to the Indenture, substantially in the form of Exhibit A-3 thereto.

          "Subordinate Note Final Maturity Date" means the August 2035 Quarterly Payment Date.

          "Subordinate Note Pool Factor" as of the close of business on a Quarterly Payment Date means a seven-digit decimal figure equal to the outstanding principal balance of the Subordinate Notes divided by the original outstanding principal balance of the Subordinate Notes. The Subordinate Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Subordinate Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Subordinate Notes.

          "Subordinate Note Rate" means, with respect to any Quarterly Payment Date and the related Quarterly Interest Period, the interest rate per annum (computed on the basis of the actual number of days in such Quarterly Interest Period over a year of 360 days) equal to Three-Month LIBOR for the related LIBOR Reset Period plus 0.50% and (ii) plus an additional 0.50% with respect to each succeeding Quarterly Interest Period commencing on the first Quarterly Payment Date as of which the Servicer has the right to purchase the Financed Student Loans pursuant to Section 7.01 of the Servicing Agreement, if the Servicer has not exercised such right on such Quarterly Payment Date.

          "Subordinate Noteholder" means the Noteholder of a Subordinate Note.

          "Subordinate Noteholders' Distribution Amount" means, with respect to any Quarterly Payment Date, the Subordinate Noteholders' Interest Distribution Amount for such Quarterly Payment Date plus, with respect to any Quarterly Payment Date on and after which the Senior Notes have been paid in full, the Subordinate Noteholders' Principal Distribution Amount for such Quarterly Payment Date.

          "Subordinate Noteholders' Interest Carryover Shortfall" means, with respect to any Quarterly Payment Date, the excess of (i) the Subordinate Noteholders' Interest Distribution Amount on the preceding Quarterly Payment Date over (ii) the amount of interest actually distributed to the Subordinate Noteholders on such preceding Quarterly Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the then current Subordinate Note Rate from such preceding Quarterly Payment Date to the current Quarterly Payment Date.

          "Subordinate Noteholders' Interest Distribution Amount" means, with respect to any Quarterly Payment Date, the sum of (i) the amount of interest accrued at the Subordinate Note Rate for the related Quarterly Interest Period on the aggregate principal amount of the Subordinate Notes outstanding on the immediately preceding Quarterly Payment Date (after giving effect to all principal distributions to Subordinate Noteholders on such Quarterly Payment
Date) or, in the case of the first Quarterly Payment Date, on the Closing Date and (ii) the Subordinate Noteholders' Interest Carryover Shortfall for such Quarterly Payment Date.

          "Subordinate Noteholders' Principal Carryover Shortfall" means, as of the close of any Quarterly Payment Date on or after which the Senior Notes have been paid in full, the excess of (i) the Subordinate Noteholders' Principal Distribution Amount on such Quarterly Payment Date over (ii) the amount of principal actually distributed to the Subordinate Noteholders on such Quarterly Payment Date.

          "Subordinate Noteholders' Principal Distribution Amount" means, with respect to each Quarterly Payment Date on and after which the aggregate principal amount of the Senior Notes has been paid in full, the sum of (a) the Principal Distribution Amount for such Quarterly Payment Date (or, in the case of the Quarterly Payment Date on which the aggregate principal balance of the Senior Notes is paid in full, any remaining Principal Distribution Amount not otherwise distributed to the Senior Noteholders on such Quarterly Payment
Date) and (b) the Subordinate Noteholders' Principal Carryover Shortfall as of the close of the preceding Quarterly Payment Date; provided, however, that the Subordinate Noteholders' Principal Distribution Amount will in no event exceed the aggregate principal amount of the Subordinate Notes outstanding on such date. In addition, on the Subordinate Note Final Maturity Date, the principal required to be distributed to the Subordinate Noteholders will include the amount required to reduce the outstanding principal amount of the Subordinate Notes to zero.

          "Subsequent Cutoff Date" means for Prefunded Loans or Serial Loans, the date as of which any Prefunded Loan or Serial Loan is transferred to the Issuer and the date on and after which all distributions on such loan are property of the Issuer or the date of the related Assignment in the case of any Qualified Substitute Student Loan.

          "Subservicer" means any subservicer appointed in accordance with
Section 3.12 of the Servicing Agreement.

          "Subservicing Agreement" means any agreement entered into between the Servicer and a Subservicer containing the terms under which the Subservicer shall service, and otherwise act with respect to, all or certain of the Financed Student Loans.

          "Substitution Adjustment Amount" has the meaning specified in
Section 3.02 of the Loan Sale Agreement.

          "Successor Servicer" has the meaning specified in Section 3.07(e) of the Indenture.

          "Swap Agreement" means the interest rate swap agreement, entered into by and between the Trust with the Swap Counterparty pursuant to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), together with the schedule thereto and the confirmation thereunder and any replacement swap agreement entered into in accordance with the Basic Documents.

          "Swap Counterparty" means Wells Fargo Bank, National Association and any replacement swap counterparty appointed in accordance with the terms of the Swap Agreement.

          "Swap Default" means an event of default under the Swap Agreement.

          "Swap Fee" means, with respect to each Quarterly Payment Date while the Swap Agreement is in effect, a fee equal to 0.04% per annum on the outstanding principal balance for each Class of Notes on the day immediately preceding that Quarterly Payment Date.

          "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on any service for the purpose of displaying comparable rates or prices).

          "Three-Month LIBOR" means, with respect to any LIBOR Reset Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m. London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in The City of New York, selected by the Administrator, at approximately 11:00 a.m., New York time, on such LIBOR Determination Date, for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable LIBOR Reset Period will be the Three-Month LIBOR in effect for the previous LIBOR Reset Period.

          "Transfer" means any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any ownership interest in a Note or, with respect Section 3.01 of the Trust Agreement, in the Trust.

          "Transfer Agreement" has the meaning provided in Section 2.03 of the Loan Sale Agreement.

          "Transfer Date" means the day fixed for the transfer of any New Loans, Serial Loans or Prefunded Loans by the Seller to the Depositor and by the Depositor to the Issuer pursuant to Section 2.02(a) of the Loan Sale Agreement.

          "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "Trust" means the Issuer, established pursuant to the Trust
Agreement.

          "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, the Prefunding Account Closing Date Deposit and the Collection Account Closing Date Deposit and all proceeds of the foregoing.

          "Trust Accounts" has the meaning specified in Section 2(c) of the Administration Agreement.

          "Trust Agreement" means the Trust Agreement dated as of November 1, 2001, among the Depositor and the Eligible Lender Trustee.

          "Trust Estate" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Loan Sale Agreement all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Loan Sale Agreement, the Servicing Agreement and the Administration Agreement.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

          "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

          "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.